Exhibit 10.3

EXCLUSIVE INTELLECTUAL

PROPERTY LICENSE AGREEMENT

This Exclusive Intellectual Property License Agreement “Agreement” is effective as of July 01, 2023 by and among HWH World, Inc., a Texas corporation (“Licensor” or “HWH”), and Sharing Services Global Corporation, a Nevada corporation, and its subsidiaries (“Licensee” or “SHRG”).

WHEREAS, HWH owns numerous registered and unregistered trademarks, service marks, Patents, products, product formulas, product packaging, product name(s), other proprietary information, domains, domain names, distribution and production networks, Logo(s), copyrights, endorsements, and other similar intangible assets (collectively, “HWH’s Intellectual Property”); and

WHEREAS Licensee wishes to obtain a license to use HWH’s Intellectual Property in connection with its business activities and operations;

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, part of which is recited herein, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1) GRANT OF LICENSE. HWH grants an exclusive, non-transferable (except as maybe set forth herein) worldwide license to Licensee to use HWH’s Intellectual Property (as more particularly described in Exhibit A attached hereto and incorporated herein for all purposes) for Licensee’s business activities and operations. Licensee shall not sublicense the rights granted herein or otherwise approve the use of HWH’s Intellectual Property by any person; provided, however, Licensee may sublicense HWH’s Intellectual Property, directly or indirectly, to an affiliate of Licensee.

2) OWNERSHIP OF INTELLECTUAL PROPERTY. Licensee acknowledges that HWH is the exclusive owner(s) of all right, title and interest to HWH’s Intellectual Property, at no time, either during this Agreement or at any time, thereafter, shall Licensee challenge, or cause to be challenged, HWH’s exclusive ownership of all rights, title and interest to HWH’s Intellectual Property. Further, HWH shall continue to have and expressly retain the right to assign all rights title and interests in this Agreement, and related transaction documents, including, but not limited to, any third-party, affiliate, or subsidiary.

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3) ROYALTY PAYMENTS. As part of the consideration by the Licensee to Licensor, commencing on November 01, 2023, HWH shall be entitled to the payment of a 1% royalty, being defined as 1% of the gross sale price, of all Licensor’s new products made and sold, outside of that existing inventory conveyed to Licensee under the terms of that Asset Purchase Agreement of similar date, (“Royalty Payments”) for a period of 10 years to the Licensor. Royalty Payments under this Agreement shall be made by Licensee to Licensor by wire transfer to a depository account designated by the Licensor or its assigns, within thirty (30) days of Licensee receiving any funds from any third-party in connection with any transaction, sale, or exchange involving the HWH Intellectual Property, with the wire transfer instructions being set forth on Exhibit B. Such payment requirements shall extend beyond the maturity of this Agreement until all applicable payments have been received by Licensor.

4) TERM AND TERMINATION. This Agreement shall commence as of the Effective Date and remain in effect for a period ending on November 01, 2033, provided that Licensee does not terminate it. Licensee may terminate this Agreement with or without cause at any time. Immediately upon termination of this Agreement for any reason, Licensee shall permanently cease all use of HWH’s Intellectual Property.

5) BROKERS. No broker, finder, or investment banker is entitled to any brokerage fee, finder’s fee, or other fee or commission in connection with the license agreement or any transactions contemplated by this Agreement, or any other transaction document based upon arrangements made by or on behalf of Licensor.

6) ADMENDMENT AND MODIFICATION: Waiver. Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

7) COVERING LAW: SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of Texas in each case located in the city of Houston, Texas and county of Harris, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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8) NOTICES. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses or at such other address for a party as shall be specified in a notice given.

If to Licensor:	HWH World, Inc. 1400 Broadfield Blvd., Suite 100 Houston, Texas 77084 Email: [ ] Attention: Frank D. Heuszel, President

If to Licensee:	Sharing Services Global Corporation 5200 Tennyson Parkway, Plano TX 75024 Email: [ ] Attention: Anthony S. Chan, Chief Financial Officer

9) INTRPRETATIONS: Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

10) REMEDIES. Licensee acknowledges that HWH’s Intellectual Property is enormously valuable to HWH and that Licensee’s continued use of HWH’s Intellectual Property after the termination of this Agreement will cause substantial and irreparable injury to HWH. Licensee acknowledges and agrees that HWH shall be entitled to automatic emergency injunctive relief from a court for specific performance of this Agreement and a violation of the trademark laws if Licensee (or its affiliates) continue to use (or seek to register) HWH’s Intellectual Property or similar intellectual property following the termination of this Agreement or otherwise create the impression that they are still connected with HWH. If HWH commences legal action to stop the use of HWH’s Intellectual Property by Licensee or Licensee’s affiliates, HWH shall be entitled to an award of its reasonable costs and attorney’s fees in addition to any other legal and equitable relief to which it may be entitled if it prevails in such action.

11) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

12) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to Licensee’s licensed use of HWH’s Intellectual Property and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter.

[Signature Page Follows]

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LICENSOR:

HWH World, Inc.,
a Texas corporation

By:	/s/ Frank D. Heuszel
Name:	Frank D. Heuszel
Title:	President

LICENSEE:

SHARING SERVICES GLOBAL CORPORATION
a Nevada corporation

By:	/s/ John Thatch
Name:	John “JT” Thatch
Title:	CEO

[Exhibit A Follows]

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EXHIBIT A

Registered and unregistered trademarks, service marks, Patents, products, product formulas, product packaging, product name(s), other proprietary information, domains, domain names, distribution and production networks, Logo(s), copyrights, endorsements, and another similar intangible assets.

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